                                  Schedule 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

     Filed by the registrant  |X|
     Filed by a party other than the registrant  |_|

     Check the appropriate box:
     |_|    Preliminary Proxy Statement               |_| Confidential, For Use
                                                          of the Commission
                                                          Only (as permitted by
                                                          Rule 14a-6(e)(2))
     |X|    Definitive Proxy Statement
     |_|    Definitive Additional Materials
     |_|    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             U.S. Home & Garden Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     |X|   No fee required
     |_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)   Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
           (2)   Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
           (4)   Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
           (5)   Total fee paid:
--------------------------------------------------------------------------------
     |_|   Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
     |_|   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)   Amount previously paid:
--------------------------------------------------------------------------------
     (2)   Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
     (3)   Filing Party:
--------------------------------------------------------------------------------
     (4)   Date Filed:
--------------------------------------------------------------------------------

                             U.S. HOME & GARDEN INC.
                              655 MONTGOMERY STREET
                         SAN FRANCISCO, CALIFORNIA 94111

                                                              September 13, 2001

Dear Fellow Stockholders:

               A Special Meeting of Stockholders will be held on Thursday, October 11, 2001 at 10:00 A.M., at the offices of the Company, 655 Montgomery Street, San Francisco, California 94111.

               The Notice of Special Meeting and Proxy Statement which follow describe the business to be conducted at the Special Meeting.

               Whether or not you plan to attend the Special Meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Special Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Continental Stock Transfer & Trust Company, in writing, at 2 Broadway, New York, New York 10004.

               The Special Meeting will be held solely to tabulate the votes cast and report on the results of the voting on those matters listed in the accompanying proxy statement. No presentations or other business matters are planned for the meeting.

               Your vote is very important, and we will appreciate a prompt return of your signed proxy card.

                                   Cordially,

                                   Robert Kassel
                                   Chairman of the Board,
                                   President and Chief
                                   Executive Officer

                             U.S. HOME & GARDEN INC.
                              655 MONTGOMERY STREET
                         SAN FRANCISCO, CALIFORNIA 94111
             ------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 11, 2001
             ------------------------------------------------------

To the Stockholders of U.S. Home & Garden Inc.:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of U.S. Home & Garden Inc. (the "Company') will be held on Thursday, October 11, 2001 at 10:00 A.M. local time at the Company's offices at 655 Montgomery Street, San Francisco, California 94111 for the following purposes:

         1. To consider and vote upon a proposed amendment of the Company's Certificate of Incorporation to effect a reverse split of the Company's issued and outstanding shares of Common Stock; and

         2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         Only stockholders of record on the books of the Company at the close of business on September 10, 2001 will be entitled to notice of and to vote at the meeting or any adjournments thereof.

September 13, 2001                 By order of the Board of Directors

                                   Robert Kassel
                                   Chairman of the Board,
                                   President and Chief
                                   Executive Officer

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

                                 PROXY STATEMENT

                             U.S. HOME & GARDEN INC.

                         SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 11, 2001


        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of U.S. Home & Garden Inc. (the "Company") for use at the Special Meeting of Stockholders to be held on October 11, 2001 (the "Special Meeting"), including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

        Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about September 14, 2001.

        Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Special Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the meeting and voting in person.

        The address and telephone number of the principal executive offices of the Company are:

                              655 Montgomery Street
                         San Francisco, California 94111
                            Telephone: (415) 616-8111

                       OUTSTANDING STOCK AND VOTING RIGHTS

         Only stockholders of record at the close of business on September 10, 2001 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were issued and outstanding 17,543,379 shares of the Company's Common Stock, $.001 par value per share (the "Common Stock"), the Company's only class of voting securities. Each share of Common Stock entitles the holder thereof to cast one vote on each matter submitted to a vote at the Special Meeting.

                                VOTING PROCEDURES

        At the Special Meeting, the proposed amendment to the Company's Certificate of Incorporation will be approved upon receiving the affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date. Other matters, if any, to come before the Special Meeting will be decided by the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Special Meeting in person or by proxy, provided a quorum is present. A quorum is present if at least a majority of the shares of Common Stock outstanding as of the Record Date are present in person or represented by proxy at the Special Meeting. It is currently anticipated that votes will be counted and certified by an Inspector of Election who is currently expected to be an employee of the Company. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated. Because of the requirement for an absolute majority of the outstanding Common Stock to approve the proposed amendment to the Certificate of Incorporation, broker non-votes will also have the same effect as a vote "against" the proposed amendment to the Certificate of Incorporation. Broker non-votes will, however, have no legal effect on the vote on any other particular matter which requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Special Meeting.

        The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

        The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders, will be borne by the Company. Arrangements will be made with brokerage houses, banks and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and the Company expects to reimburse such persons for their reasonable out-of-pocket expenses. Proxies may also be solicited by directors, officers or employees of the Company in person or by telephone, telegram or other means. No additional compensation will be paid to such individuals for these services.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

        The following table sets forth certain information as of the Record Date, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (ii) each of the Company's directors, (iii) each of the Company's Chief Executive Officer and other executive and non-executive officers of the Company who earned more than $100,000 in salary and bonus for the fiscal year ended June 30, 2001, and (iv) all directors and executive officers as a group:

                                   Amount and
                                   Nature of
                                   Beneficial                    Percentage
Name of Beneficial Owner           Ownership(1)(2)               of Class


Robert Kassel                       2,707,885(3)(4)                13.7

Richard Raleigh                       756,411(5)                    4.1

Richard Grandy                      1,084,396(6)                    6.1

Donald Rutishauser                     30,000(7)                      *

Lynda Gustafson                             0                         0

Fred Heiden                            15,258(8)                      *

Brad Holsworth                          5,000(7)                      *

Jon Schulberg                          15,258(8)                      *

Joseph Owens, II                      914,396(9)                    5.2

Wellington Management
    Company, LLP                   1,510,000(10)                    8.6

All executive officers
  and directors as a
  group (six persons)         4,584,208(3)(4)(5)                   22.0
                                       (6)(7)(8)(11)
----------
*less than 1%

----------
(1) Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the Record Date upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the Record Date have been exercised.

(3) Of such shares, (i) 138,650 are owned of record by Mr. Kassel's wife; however, because Ms. Kassel has appointed her husband as her proxy and attorney-in-fact to vote all 138,650 of the shares owned of record by her, Robert Kassel may also be deemed to have beneficial ownership of such shares. The address of Mr. Kassel is c/o the Company.

(4) Includes 2,245,447 shares of Common Stock issuable to Mr. Kassel upon exercise of options and warrants and 208,388 shares whose issuance to Mr. Kassel has been deferred pursuant to the terms of the Company's Non-Qualified Deferred Compensation Plan for Select Employees.

(5)   Includes 754,411 shares of Common Stock issuable upon exercise of options.

(6) Includes 150,000 shares of Common Stock issuable upon exercise of options. The address of Mr. Grandy is c/o the Company.

(7)   Represents shares issuable upon exercise of options.


(8)   Includes 15,000 shares of Common Stock issuable upon exercise of options.

(9)   The address of Mr. Owens is 8 Hillandale Road, Waco, Texas.

(10) According to a Schedule 13G filed by Wellington Management Company, LLP ("Wellington") with the SEC, these shares are beneficially owned by Wellington in its capacity as an investment advisor for clients of Wellington who are the record holders of such shares. The address of Wellington is 75 State Street, Boston, MA 02109.

(11) Excludes shares beneficially owned by Donald Rutishauser, the Company's Chief Financial Officer and Lynda Gustafson, the Company's former Vice President of Finance.


                                   PROPOSAL I

                    AMENDMENT TO CERTIFICATE OF INCORPORATION
                         TO EFFECT A REVERSE STOCK SPLIT
                         OF THE OUTSTANDING COMMON STOCK

General

         The Board of Directors of the Company has unanimously adopted a resolution declaring the advisability of, and submits to the stockholders for approval, a proposal to amend the Company's Certificate of Incorporation to effect a combination (the "Reverse Split") of the Company's issued and outstanding Common Stock so that each share of Common Stock outstanding immediately prior to the Reverse Split will be combined into that number of shares as determined by the Board of Directors immediately prior to effecting the Reverse Split. Although the exact ratio of the combination of shares of Common Stock to be effected in the

Reverse Split has not been determined, if effected, the ratio is currently not anticipated to be less than one share for every two (2) shares outstanding or more than one share for every three (3) shares outstanding. However, the Board of Directors reserves the right to implement the Reverse Split using a different ratio then specified above. The proposal may be abandoned by the Board of Directors at any time before or after the Special Meeting and prior to the date and time at which the Reverse Split becomes effective if for any reason the Board of Directors deems it advisable to abandon the proposal. The Board may also delay effecting the Reverse Split for up to three months from the date of stockholder approval assuming that the same is obtained at this Special Meeting. If the Board determines to proceed with the Reverse Split, the Reverse Split will be effected by an amendment to the Company's Certificate of Incorporation (the "Reverse Split Amendment"). The complete text of the proposed Reverse Split Amendment is set forth as Exhibit A to this Proxy Statement; however, such text is subject to such changes as may be required by the Board and the Delaware Secretary of State. If it determines to proceed with the Reverse Split, the Board of Directors may make such changes to the Reverse Split Amendment it deems necessary to file the Reverse Split Amendment with the Delaware Secretary of State and give effect to the Reverse Split.

         The discussion set forth below assumes that the Reverse Split will be one share for every two (2) shares outstanding. As noted above, the Board will determine the actual ratio used in the Reverse Split.


        If the Reverse Split is approved by the requisite vote of the Company's stockholders, upon filing of the Reverse Split Amendment with the Delaware Secretary of State, the Reverse Split will be effected; no exchange of stock certificates will be made; and each certificate representing shares of Common Stock outstanding immediately prior to the Reverse Split will be deemed to represent, after the Reverse Split, for all corporate purposes, one (1) share of Common Stock for each two (2) (or such other number as determined by the Board) shares of Common Stock represented by such certificate.

        The number of shares of Common Stock authorized by the Certificate of Incorporation and the par value per share will not change as a result of the Reverse Split.

Principal Effects of the Proposed Reverse Split

        Assuming approval of the Reverse Split by the requisite vote of stockholders at the Special Meeting and that the Board of Directors does not otherwise determine to abandon the Reverse Split, the Reverse Split Amendment will be filed with the Delaware Secretary of State as promptly as practicable thereafter (but in any event, not more than three months after receipt of the stockholder approval), and the Reverse Split will become effective upon the filing and acceptance of the Company's Reverse Split Amendment with the Delaware Secretary of State (the "Effective Date"). Without further action on the part of the Company or the stockholders, after the Reverse Split, the total number of shares held by each stockholder will be automatically converted into a number of whole shares of Common Stock determined by dividing the number of shares owned by each stockholder of record immediately prior to the Reverse Split by two (2) (or such other number as determined by the Board) and/or into cash based on the Purchase Price (as defined below) in lieu of any fractional shares. See "Cash Payment In Lieu of Fractional Shares."

        If the Reverse Split is effected, the ownership interest in the Company and proportional voting power of each holder of record of two (2) or more shares (or such other number as determined by the Board) will remain unchanged, except for minor differences resulting from the purchase of any fractional shares. All other rights and privileges of such holder will be substantially unaffected by the Reverse Split.

        On the Effective Date, each holder of record of (i) fewer than two (2) (or such lesser or greater number as determined by the Board) shares of Common Stock or (ii) greater than two (2) (or such other number as determined by the Board) shares of Common Stock, to the extent of the fractional shares which would otherwise be issuable after the Reverse Split will have only the right to receive cash based upon the Purchase Price in lieu of receiving a fractional share. The interest of each such stockholder in the Company, to the extent of such fractional shares, will thereby be eliminated, and such person will have no right to vote as a stockholder or share in the assets or any future earnings of the Company with respect to, and to the extent of, such eliminated interest.

        At the Record Date, there were outstanding options, warrants and other convertible securities to purchase an aggregate of approximately 6,804,000 shares of Common Stock. On the Effective Date, the exercise prices of all outstanding options, warrants and other convertible securities will be proportionately increased and the number of shares of Common Stock issuable upon exercise thereof will be proportionately decreased to give effect to the Reverse Split.

        The Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the Exchange Act"), and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The effectuation of the Reverse Split will not affect the registration of the Common Stock under the Exchange Act and the Company has no present intention of terminating such registration under the Exchange Act in order to become a "private" company.

        If approved, the Reverse Split will result in some stockholders owning "odd-lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

        Stockholders have no right under Delaware law or the Company's Certificate of Incorporation or By-Laws to dissent from the Reverse Split or to dissent from the payment of cash in lieu of issuing fractional shares.

Cash Payment in Lieu of Fractional Shares

        In lieu of issuing fractional shares resulting from the Reverse Split, the Company will value each outstanding share of Common Stock held immediately prior to the Reverse Split at the average daily closing price per share of the Common Stock on the over-the-counter market as obtained from The Nasdaq Stock Market, Inc. ("Nasdaq") for the 10 trading days ending on the third trading day preceding the Effective Date. Such per share price is sometimes hereinafter referred to as the "Purchase Price." In lieu of fractional shares arising as a result of the Reverse Split, holders of fewer than two (2)(or such other number as determined by the Board) shares immediately prior to the Reverse Split will be entitled to receive cash equal to the product of multiplying the Purchase Price by the number of shares of Common Stock held immediately prior to the Reverse Split. Holders of more than two (2) (or such lesser or greater number as determined by the Board) shares immediately prior to the Reverse Split will be entitled to receive cash equal to the product of multiplying the Purchase Price by the number of shares of Common Stock held immediately prior to the Reverse Split that were not evenly divisible by two
(2)(or such other number as determined by the Board), in lieu of fractional shares arising as a result of the Reverse Split. No brokerage commission will be payable by holders who receive cash in lieu of fractional shares.

        Any stockholder owning fewer than two (2) (or such other number as determined by the Board) shares who desires to retain an equity interest in the Company after the Effective Date may do so by purchasing sufficient additional shares of the Company's Common Stock in the open market to increase his ownership to two (2) shares (or such other number resulting from the Board's determination of the reverse split ratio) or more prior to the Effective Date. Likewise, any stockholder owning more than two (2) shares who desires to retain an equity interest in the Company after the Effective Date with respect to any additional shares owned not evenly divisible by two (2) may do so by purchasing sufficient additional shares of the Company's Common Stock in the open market to increase his ownership to a multiple of two (2) (or such lesser or greater number that may result from the Board's determination of the reverse split ratio) prior to the Effective Date.

Reasons for the Reverse Split

        The reason for the Reverse Split is to increase the per share market price of the Common Stock. In August 2001, the Company was notified by Nasdaq that, based upon their review of price data for the Company's Common Stock, the closing bid price for the Company's Common Stock was less than $1.00 per share during the relevant review period which was a requirement for continued inclusion of the Company's securities on NASDAQ. Nasdaq has advised the Company that the Common Stock will be delisted from trading on Nasdaq unless the closing bid price of the Common Stock is above $1.00 per share for at least ten consecutive trading days and thereafter continues to trade at or above the $1.00 bid price level.

        The Board of Directors believes that the current low per share market price of the Common Stock, which it believes is due in part to the overall weakness in the market for Nasdaq stocks, has had a negative effect on the marketability of the existing shares, the amount and percentage of transaction costs paid by individual stockholders and the potential ability of the Company to raise capital by issuing additional shares of Common Stock. The Board believes there are several reasons for these effects:

        First, certain institutional investors have internal policies preventing the purchase of low-priced stocks. Moreover, a variety of policies and practices of broker-dealers discourage individual brokers within those firms from dealing in low-priced stocks.

        Second, since the brokers' commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of the Company's Common Stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) which are a higher percentage of their total share value than would be the case if the Company's share price were substantially higher. This factor is also believed to limit the willingness of institutions to purchase the Common Stock.

        The Board of Directors anticipates that the Reverse Split will result in a bid price for the Common Stock in excess of $1.00 per share. The Board also believes that the decrease in the number of shares of Common Stock outstanding as a consequence of the Reverse Split, and the anticipated increase in the price of the Common Stock, could encourage interest in the Common Stock and possibly promote greater liquidity for the Company's stockholders, although such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Split. In addition, although any increase in the market price of the Common Stock resulting from the Reverse Split may be proportionately less than the decrease in the number of outstanding shares, the Reverse Split could result in a market price for the shares that will be high enough to overcome the reluctance, policies and practices of brokers and investors referred to above and to diminish the adverse impact of trading commissions on the market for the shares.

        There can be no assurances, however, that the foregoing events will occur, or that the market price of the Common Stock immediately after the proposed Reverse Split will be maintained for any period of time. Moreover, there can be no assurance that the market price of the Common Stock after the proposed Reverse Split will adjust to reflect the conversion ratio (e.g.-if the market price is $0.70 before the Reverse Split and the ratio is one (1) new share for every two (2) shares outstanding there can be no assurance that the market price immediately after the Reverse Split will be $1.40 (2 x $0.70), or that the market price following the Reverse Split will either exceed or remain in excess of the current market price. There can also be no assurance that the Company will be able to maintain the listing of the Common Stock on Nasdaq even if the Reverse Split results in a bid price for the Common Stock that exceeds $1.00.

Federal Income Tax Consequences

        The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker/dealers or insurance companies). The state and local tax consequences of the Reverse Stock split may vary significantly as to each stockholder, depending upon the state in which such stockholder resides. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

        The conversion of shares of the Common Stock outstanding immediately prior to the Reverse Split into a reduced number of shares of Common Stock after giving effect to the Reverse Split will not result in the recognition of gain or loss (except in the case of cash received for fractional shares as described below). The holding period of the shares of Common Stock after giving effect to the Reverse Split will include the stockholder's holding period for the shares of Common Stock held immediately prior to Reverse Split, provided that the shares of Common Stock were held as a capital asset. The tax basis of the shares of Common Stock after giving effect to Reverse Split will be the same as the tax basis of the shares of Common Stock immediately prior to giving effect to the Reverse Split, reduced by the basis allocable to the receipt of cash in lieu of fractional shares described below.

        A stockholder who receives cash in lieu of fractional shares will be treated as if the Company has issued fractional shares to such stockholder and then immediately redeemed such shares for cash. Such stockholder should recognize gain or loss, as the case may be, measured by the difference between the amount of cash received and the basis of his Common Stock allocable to such fractional shares, had they actually been issued. Such gain or loss will be a capital gain or loss if such stockholder's Common Stock was held as a capital asset and any such capital gain or loss will generally be long-term capital gain or loss to the extent such stockholder's holding period for his Common Stock exceeds 12 months.

        The decrease in the number of outstanding shares of Common

Stock as a result of the Reverse Split will not produce any taxable income or gain or loss to the Company.

Recommendation

               The Board of Directors of the Company unanimously recommends that stockholders vote FOR this proposal.

                                OTHER INFORMATION

        The Board of Directors is not aware of any matter which may be presented for action at the Special Meeting other than matters set forth herein. Should any other matter requiring a vote of stockholders arise, it is intended that the enclosed Proxy will be voted with respect thereto in accordance with the judgment of the persons named in said Proxy.

                                    By order of the Board of Directors

                                    Robert Kassel,
                                    Chairman of the Board
                                    President and Chief
                                    Executive Officer

September 13, 2001

                                                                       EXHIBIT A

                       FORM OF AMENDMENT TO CERTIFICATE OF INCORPORATION


        The Certificate of Incorporation is amended by the addition of the following to Article "__________":

               The presently issued and outstanding shares of Common Stock, exclusive of treasury stock, shall be combined in the ratio of one (1) share of Common Stock for each ____(__) shares of Common Stock currently issued and outstanding. Such combination shall not change the stated capital of the Corporation nor shall it affect the rights or preferences of the holders of the shares of Common Stock now issued and outstanding.

                             U.S. HOME & GARDEN INC.
                              655 Montgomery Street
                             San Francisco, CA 94111

      PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD OCTOBER 11, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Robert Kassel and David Harper, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Special Meeting of Stockholders of U.S. Home & Garden Inc. on Thursday, October 11, 2001, at , or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1.   Proposal to effect a reverse split of the Company's Common Stock.
     |_|   FOR           |_|    AGAINST        |_|    ABSTAIN

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                    (continued and to be signed on reverse side)

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE.


                                            DATED: _____________________, 2001

                                            Please sign exactly as name appears
                                            hereon. When shares are held by
                                            joint tenants, both should sign.
                                            When signing as attorney, executor,
                                            administrator, trustee or guardian,
                                            please give full title as such. If a
                                            corporation, please sign in full
                                            corporate name by President or other
                                            authorized officer. If a
                                            partnership, please sign in
                                            partnership name by authorized
                                            person.


                                                   -----------------------------
                                                   Signature


                                                   -----------------------------
                                                   Signature if held jointly


 Please mark, sign, date and return this proxy card promptly using the enclosed envelope.